LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2000

[LOGO]

Seeking maximum
appreciation of
investors' capital

KEMPER SMALL CAPITALIZATION
EQUITY FUND

        "... The combination of the fund's overweighting in technology stocks as compared with the benchmark and the addition of biotechnology names put the fund in the right place at the right time to capture strong gains in both sectors.
                                                                            ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
INDUSTRY SECTORS
8
LARGEST HOLDINGS
9
PORTFOLIO OF INVESTMENTS
13
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS
18
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE

 KEMPER SMALL CAPITALIZATION EQUITY FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                           KEMPER SMALL                KEMPER SMALL                 KEMPER SMALL
                       CAPITALIZATION EQUITY       CAPITALIZATION EQUITY       CAPITALIZATION EQUITY      LIPPER SMALL CAP GROWTH
                           FUND CLASS A                FUND CLASS B                 FUND CLASS C          FUNDS CATEGORY AVERAGE*
                       ---------------------       ---------------------       ---------------------      -----------------------
                               60.05                       58.97                       59.26                       65.37

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.
*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

INVESTMENT BY THE FUND IN SMALL COMPANIES PRESENTS GREATER RISK THAN INVESTMENT IN LARGER, MORE ESTABLISHED COMPANIES.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/00   9/30/99
 .........................................................
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS A               $9.34     $6.12
 .........................................................
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS B               $8.56     $5.67
 .........................................................
    KEMPER SMALL CAPITALIZATION
    EQUITY FUND CLASS C               $8.64     $5.71
 .........................................................

 KEMPER SMALL CAPITALIZATION EQUITY
 FUND LIPPER RANKINGS AS OF 3/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER SMALL COMPANY GROWTH FUNDS CATEGORY

                        CLASS A               CLASS B               CLASS C
 ......................................................................................
    1-YEAR         #167 of 253 funds     #176 of 253 funds     #173 of 253 funds
 ......................................................................................
    5-YEAR          #55 of 80 funds       #62 of 80 funds       #59 of 80 funds
 ......................................................................................
    10-YEAR         #14 of 22 funds             n/a                   n/a
 ......................................................................................
    15-YEAR          #5 of 9 funds              n/a                   n/a
 ......................................................................................
    20-YEAR          #1 of 4 funds              n/a                   n/a
 ......................................................................................

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, KEMPER SMALL CAPITALIZATION EQUITY FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                                             LONG-TERM
                                            CAPITAL GAIN
 ................................................................
    KEMPER SMALL CAPITALIZATION EQUITY
    FUND CLASS A                               $0.36
 ................................................................
    KEMPER SMALL CAPITALIZATION EQUITY
    FUND CLASS B                               $0.36
 ................................................................
    KEMPER SMALL CAPITALIZATION EQUITY
    FUND CLASS C                               $0.36
 ................................................................

TERMS TO KNOW

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312) 696-6000.
BOX] The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE BOXES
                           DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT
                           REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO
                           CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH
                           IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY
                           ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. MORNINGSTAR HAS PLACED KEMPER SMALL
                           CAPITALIZATION EQUITY FUND IN THE SMALL-CAP GROWTH
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

BENCHMARK A gauge of relative performance, often a broad market index. A fund may evaluate its performance against how well its benchmark performed. Kemper Small Capitalization Equity Fund's benchmark is the Russell 2000 Growth index, a pool of small-cap growth stocks.
CAPITALIZATION/MARKET CAPITALIZATION A measure of the size of a company that offers publicly traded stock, as determined by multiplying the current share price by the number of shares outstanding.

LIQUIDITY The ease with which a stock can be bought or sold. Due to higher recognition and a greater quantity of shares, large-cap stocks are typically more liquid than small-cap stocks. Reduced liquidity offers the potential of greater risk and return: investors who wish to sell a less liquid stock may find it difficult to find a buyer, but they may also be able to dictate a higher price if the stock is in demand.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

As spring moves along towards summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.

  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation.

  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show no signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats.

  Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.

  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.

  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.

  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.

  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. New economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.

  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.

  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (3/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   6.10                   5.20                   5.60
Prime rate (2)                                  9.00                   8.25                   7.75                   8.50
Inflation rate (3)*                             3.70                   2.60                   1.80                   1.40
The U.S. dollar (4)                             1.10                  -0.90                  -0.50                   4.10
Capital goods orders (5)*                      10.10                   4.70                   5.50                  11.50
Industrial production (5)*                      5.10                   3.50                   3.10                   5.30
Employment growth (6)                           2.30                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/29/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.

  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MAY 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CABRERA PHOTO]

LEAD PORTFOLIO MANAGER JESUS CABRERA HAS MORE THAN A DECADE OF INVESTMENT INDUSTRY EXPERIENCE, MUCH OF IT FOCUSED ON SMALL-CAP GROWTH INVESTING. HE IS SUPPORTED BY SCUDDER KEMPER INVESTMENTS, INC.'S LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS AND INVESTMENT SPECIALISTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE SEMIANNUAL PERIOD, KEMPER SMALL CAPITALIZATION EQUITY FUND POSTED STRONG RETURNS. BELOW, LEAD PORTFOLIO MANAGER JESUS CABRERA, WHO GUIDED THE FUND THROUGH A CHALLENGING MARKET ENVIRONMENT, DISCUSSES HOW HE POSITIONED THE FUND AND HIS INVESTMENT STRATEGY.

Q      HOW DID KEMPER SMALL CAPITALIZATION EQUITY FUND PERFORM DURING THE
SEMIANNUAL PERIOD?

A      Despite sustained stock market volatility, fund performance was extremely strong. The fund gained 60.05 percent (Class A shares, unadjusted for any sales charges) for the six months ended March 31, 2000. It soundly beat its benchmark, the Russell 2000 Growth index, which rose 45.77 percent for the period, and was closely in line with its peer-group average.

  The combination of the fund's overweighting in technology stocks as compared with the benchmark and the addition of biotechnology names put the fund in the right place at the right time to capture strong gains in both sectors. Going forward, the fund's tech bias has the potential to buoy returns, as earnings expectations for the sector remain strong. However tech stocks are also expected to remain volatile, which in turn could cause the fund to fluctuate more significantly as well.

Q      COULD YOU PROVIDE AN OVERVIEW OF THE MARKET CLIMATE, HIGHLIGHTING ANY
ADDITIONAL CHALLENGES THAT SMALL-CAP STOCKS FACED?

A      Throughout the six-month period, we continued to see dramatic, even historic levels of market volatility. Despite the fluctuations, most market indices, along with small cap stocks, ultimately climbed to new highs.

  The period began in October with weak small-cap performance. Led by high-flying technology stocks, the sector rebounded decisively in November and December. After profit taking in January, the market surged ahead once again, and performance continued apace through most of the first quarter. Historically wide valuations between so-called old-economy and new-economy stocks and fears of a continued rising-interest-rate environment caused a sharp decline in much of the small-cap universe to end the period.

  We can see the discrepancy between small- and large-cap stock performance by comparing the returns of two market indices. The Russell 2000 index, a benchmark for small-cap stocks, returned 26.83 percent for the period, while the Russell 1000 index, a benchmark for large-cap stocks, returned just 21.13 percent.

Q      HOW HAVE YOU REPOSITIONED THE FUND'S PORTFOLIO SINCE BECOMING LEAD
PORTFOLIO MANAGER IN MID-OCTOBER?

A      Consistent with the fund's objective, we've added some companies that we believe have strong prospects for sustainable, above-average revenue and earnings growth. We tend to favor niche players, companies that are leaders in their industries or innovators on the cutting edge of emerging technologies. We've found some attractive opportunities in software, wireless telecommunications and Internet infrastructure, notably Applied Micro Circuits, BEA Systems and Watchguard.

PERFORMANCE UPDATE

  The increased exposure to technology stocks benefited the fund significantly. More aggressive growers, such as Business Objects and Alpha Industries, drove fund performance throughout the period.

  In addition, we've shifted the fund's health care emphasis toward the faster growing pharmaceuticals and biotech firms. We've sold off some service-oriented names that we believe could be adversely affected by policy changes under consideration in Congress. Some of the strongest performers were Biovail Inc. and Gene Logic Inc.

  Finally, we added to positions in energy stocks, including Western Gas Resources and Tallisman Energy. Demand is strong, production is limited and we expect prices to hold fairly firm over the short term.

Q      CAN YOU PROVIDE AN EXAMPLE OF AN ACQUISITION THAT WORKED ESPECIALLY WELL
FOR THE FUND?

A Applied Micro Circuits was the biggest single contributor to the fund's overall performance. The company manufactures specialized semiconductors designed for wireless telecommunications. Companies such as Nortel and Lucent Technologies look to Applied Micro Circuits for fiber-optic solutions to help them increase speed and bandwidth. The company is a niche player. Its products meet needs that microprocessors can't. Sales are robust, and because companies are always seeking better and faster ways to transmit data, demand is expected to surge. And the management team is highly respected.

Q      WHAT DID NOT PERFORM AS YOU EXPECTED?

A      We were disappointed by one of the fund's longtime holdings, Cinar, a company that develops, produces and distributes family entertainment. As recently as November, the outlook for the company remained strong. It continued to produce popular children's programs, including Arthur and others, for PBS and Nickelodeon. It had global distribution rights within markets with strong demographic trends.

  In December, news surfaced that fiscal moves by top management had been called into question. We sold off some of the stock immediately. Trading since has been halted. While there are no formal charges of impropriety pending, we look to management to show credibility, capability and leadership. We believe that without confidence in upper management, there is no reason to hold a stock -- no matter how strong its fundamentals.

Q      CAN YOU SUMMARIZE WHAT YOU LOOK FOR IN STOCKS?

A      We look for superior companies first and foremost. To meet our strict criteria, a company must have sustainable and consistent earnings-growth potential for a two-to three-year horizon. As I mentioned earlier, we favor firms with dominant or increasing market positions, niche players and those with innovative products, services or distribution strategies.

  Our investment approach is research intensive. It incorporates qualitative and quantitative measures. We scrutinize company fundamentals, including product positioning, business models, management capability and competitive positioning. Further, we analyze and project revenue and earnings growth along with the company's cash flow requirements. Above all, a stock has got to trade at the right price relative to its rate of earnings growth.

Q      GIVEN THE FUND'S STRONG PERFORMANCE, HOW ARE YOU BALANCING LIQUIDITY
CONCERNS?

A      We are of course concerned with the lack of liquidity in today's market, and as a result, we have made some adjustments to the portfolio. We buy smaller positions of companies that we believe are less liquid. In essence, we try to buy a position size that would not require a long time to either acquire or sell.

Q      WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A      It's important to remember that no one can predict with certainty how the markets or any sector will perform. However, we believe that slower economic growth is likely and that investors will have to pay a premium for companies with rapidly growing revenues. We believe technology and telecommunications stocks have the best prospects for growth and will continue to look for opportunities in these sectors. Companies that do not improve on their losses will be left behind.

  We expect volatility in the market to continue. However, the fund currently has little sensitivity to interest rates. Consumer cyclicals and financials account for only a small portion of the portfolio. Should it look as if rates are beginning to come down, we will seek to increase exposure to these sectors.

  Despite the market's recent challenges, we remain committed to small-cap growth stock investing. Our investment strategy leverages the vast capabilities of our large staff of portfolio managers, analysts and investment specialists. We are dedicated to using these resources to help the fund's shareholders pursue their long-term investment goals.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MARCH 31, 2000, AND ON SEPTEMBER 30, 1999.
[BAR GRAPH]

                                                                KEMPER SMALL CAPITALIZATION        KEMPER SMALL CAPITALIZATION
                                                                   EQUITY FUND ON 3/31/00             EQUITY FUND ON 9/30/99
                                                                ---------------------------        ---------------------------
TECHNOLOGY                                                                  56.1                               21.3
COMMUNICATION SERVICES                                                      11.3                                7.7
CONSUMER NON-DURABLES                                                         10                               36.2
HEALTHCARE                                                                   8.8                               11.8
CAPITAL GOODS                                                                7.2                                9.3
ENERGY                                                                       4.5                                3.3
FINANCE                                                                      2.1                                5.7
BASIC INDUSTRIES                                                               0                                  2
TRANSPORTATION                                                                 0                                2.7

A COMPARISON WITH THE RUSSELL 2000 GROWTH INDEX*
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER SMALL CAPITALIZATION EQUITY FUND REPRESENTED ON MARCH 31, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 2000 GROWTH INDEX.
[BAR GRAPH]

                                                                KEMPER SMALL CAPITALIZATION
                                                                   EQUITY FUND ON 3/31/00           RUSSELL 2000 GROWTH INDEX
                                                                ---------------------------         -------------------------
TECHNOLOGY                                                                  56.1                                 46
COMMUNICATION SERVICES                                                      11.3                                  4
CONSUMER NON-DURABLES                                                         10                               17.2
HEALTHCARE                                                                   8.8                               12.7
CAPITAL GOODS                                                                7.2                                8.6
ENERGY                                                                       4.5                                1.7
FINANCE                                                                      2.1                                  6
BASIC INDUSTRIES                                                               0                                2.2
TRANSPORTATION                                                                 0                                1.4
UTILITIES                                                                      0                                0.2

* The Russell 2000 Growth index is an unmanaged capitalization-weighted index comprising 2,000 of the smallest growth stocks (on the basis of capitalization) in the Russell 3000 index.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS
Representing 23.0 percent of the fund's total investment portfolio on March 31, 2000.

            HOLDINGS                                                          PERCENT
-------------------------------------------------------------------------------------
1.          APPLIED MICRO CIRCUITS        Manufactures high-performance,        3.2%
                                          high-bandwidth integrated
                                          circuits used to control the
                                          high-speed flow of transmissions
                                          through fiber-optic telephone
                                          networks.
-------------------------------------------------------------------------------------
2.          BUSINESS OBJECTS              Creates software tools to help        2.9%
                                          access and analyze information
                                          stored in companies' databases.
-------------------------------------------------------------------------------------
3.          WATCHGUARD TECHNOLOGIES       Creates products and services         2.5%
                                          that protect computer networks
                                          from intruders.
-------------------------------------------------------------------------------------
4.          MERCURY INTERACTIVE           Makes testing software for            2.3%
                                          enterprise resource planning
                                          applications, client/server
                                          software and e-business
                                          applications.
-------------------------------------------------------------------------------------
5.          BEA SYSTEMS                   Creates a variety of corporate        2.3%
                                          software solutions.
-------------------------------------------------------------------------------------
6.          COMVERSE TECHNOLOGIES         A leader in multimedia                2.2%
                                          telecommunications applications.
-------------------------------------------------------------------------------------
7.          INTRANET SOLUTIONS            Makes Web-based document              2.0%
                                          management products for corporate
                                          intranets.
-------------------------------------------------------------------------------------
8.          NETEGRITY                     Creates products and services to      2.0%
                                          protect companies with heavy
                                          volumes of e-commerce
                                          transactions.
-------------------------------------------------------------------------------------
9.          ENTRUST TECHNOLOGIES          Creates security software             1.8%
                                          products for businesses.
-------------------------------------------------------------------------------------
10.         BIOVAIL                       Manufactures timed-release            1.8%
                                          drug-delivery systems for
                                          existing drugs that treat
                                          hypertension, obesity and
                                          arthritis.
-------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

PORTFOLIO OF INVESTMENTS

KEMPER SMALL CAPITALIZATION EQUITY FUND
Portfolio of Investments at March 31, 2000 (unaudited)

                                                                                              PRINCIPAL
    CONVERTIBLE BOND--.7%                                                                      AMOUNT         VALUE

    HEALTH
    PHARMACEUTICALS
                                             Biovail Corp., 6.75%, 3/31/2025                   160,000    $    7,360,000
                                             ----------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE BONDS
                                             (Cost $8,000,000)                                                 7,360,000
                                             ----------------------------------------------------------------------------
    CONVERTIBLE PREFERRED STOCK--.0%                                                           SHARES
    TECHNOLOGY
    OFFICE/PLANT AUTOMATION
                                             Cimlinc, Inc., "D"                                 75,431           282,866
                                             ----------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE PREFERRED STOCK
                                             (Cost $660,021)                                                     282,866
                                             ----------------------------------------------------------------------------

    COMMON STOCKS--99.3%

    CONSUMER DISCRETIONARY--3.3%
    APPAREL & SHOES--.5%
                                             Abercrombie & Fitch Co. "A"*                      309,500         4,952,000
                                             ----------------------------------------------------------------------------
                                                                                                               4,952,000

    HOME FURNISHINGS--1.1%
                                             Linen 'n Things, Inc.*                            359,900        12,326,575
                                             ----------------------------------------------------------------------------
                                                                                                              12,326,575

    RECREATIONAL PRODUCTS--.4%
                                             The 3DO Company*                                  481,100         4,660,656
                                             ----------------------------------------------------------------------------
                                                                                                               4,660,656

    RESTAURANTS--.6%
                                             CEC Entertainment, Inc.*                          252,400         6,846,350
                                             ----------------------------------------------------------------------------
                                                                                                               6,846,350

    SPECIALTY RETAIL--.7%
                                             Cinar Corp.*                                      252,300         1,766,100
                                             Cost Plus, Inc.*                                  163,900         5,541,869
                                             ----------------------------------------------------------------------------
                                                                                                               7,307,969
----------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--.4%
    CONSUMER SPECIALITIES
                                             Valence Technology, Inc.*                         204,200         4,811,463
                                             ----------------------------------------------------------------------------
                                                                                                               4,811,463
----------------------------------------------------------------------------------------------------------------------------

    HEALTH--8.2%
    BIOTECHNOLOGY--3.2%
                                             Enzon, Inc.*                                      210,500         7,933,219
                                             Gene Logic, Inc.*                                 237,200         9,977,225
                                             Genome Therapeutics Corp.*                        118,100         2,782,731
                                             Genset SA*                                        148,000         4,807,688
                                             IDEC Pharmaceuticals Corp.*                        45,000         4,421,250
                                             Isis Pharmaceuticals, Inc.*                       331,000         4,654,688
                                             ----------------------------------------------------------------------------
                                                                                                              34,576,801

    MEDICAL SUPPLY &
    SPECIALTY--.3%
                                             Aclara Biosciences, Inc.*                          77,000         3,036,688
                                             ----------------------------------------------------------------------------
                                                                                                               3,036,688

    PHARMACEUTICALS--4.7%
                                             Allos Therapeutics, Inc.*                         154,200         2,206,988
                                             Alpharma, Inc.*                                   160,800         5,909,400
                                             Biovail Corp.*                                    438,400        19,426,600
                                             COR Therapeutics, Inc.*                           130,400         8,596,213
                                             Intermune Pharmaceuticals, Inc.*                  232,500         4,635,469
                                             Maxim Pharmaceuticals, Inc.*                      151,000         7,087,563
                                             Oxford GlycoSciences, PLC                         118,189         3,201,683
                                             ----------------------------------------------------------------------------
                                                                                                              51,063,916

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                               SHARES         VALUE

    COMMUNICATIONS--7.5%
    CELLULAR TELEPHONE--1.6%
                                             Research in Motion, Ltd.                          163,500    $   17,147,588
                                             ----------------------------------------------------------------------------
                                                                                                              17,147,588

    TELEPHONE/
    COMMUNICATIONS--5.9%
                                             Adelphia Business Solutions, Inc.*                149,600         9,219,100
                                             Carrier 1 International SA*                       208,200         4,033,875
                                             Crown Castle International Corp.*                 204,500         7,779,525
                                             Cypress Communications, Inc.*                     182,400         4,468,800
                                             Digital Microwave Corp.*                          322,067        10,910,020
                                             Efficient Networks, Inc.*                          64,200         9,999,150
                                             Pinnacle Holdings, Inc.*                          116,300         6,425,575
                                             Time Warner Telecom, Inc. "A"*                    144,000        11,448,000
                                             ----------------------------------------------------------------------------
                                                                                                              64,284,045
----------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--2.1%
    BANKS--1.3%
                                             Bank United Corp.                                 143,500         4,529,219
                                             People Heritage Financial Group, Inc.             366,700         5,500,500
                                             Texas Regional Bancshares, Inc.                   165,150         4,201,003
                                             ----------------------------------------------------------------------------
                                                                                                              14,230,722

    BUSINESS FINANCE--.6%
                                             Heller Financial, Inc.                            270,100         6,246,063
                                             ----------------------------------------------------------------------------
                                                                                                               6,246,063

    OTHER FINANCIAL
    COMPANIES--.2%
                                             Bay View Capital Corp.                            316,900         2,376,750
                                             ----------------------------------------------------------------------------
                                                                                                               2,376,750
----------------------------------------------------------------------------------------------------------------------------

    MEDIA--3.8%
    ADVERTISING--.7%
                                             Interep National Radio Sales, Inc.*               295,300         1,974,819
                                             Ticketmaster Online-City Search, Inc.*            218,500         5,476,156
                                             ----------------------------------------------------------------------------
                                                                                                               7,450,975

    BROADCASTING &
    ENTERTAINMENT--1.7%
                                             Acme Communications, Inc.*                         27,400           626,775
                                             Regent Communications, Inc.*                      804,900         9,960,638
                                             StarMedia Network, Inc.*                          284,900         8,564,806
                                             ----------------------------------------------------------------------------
                                                                                                              19,152,219

    MISCELLANEOUS--1.4%
                                             About. com, Inc.*                                 124,900        11,006,801
                                             WorldGate Communications, Inc.*                   161,500         4,855,094
                                             ----------------------------------------------------------------------------
                                                                                                              15,861,895
----------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--6.4%
    EDP SERVICES--2.9%
                                             ChoicePoint, Inc.*                                132,000         4,933,500
                                             Micromuse, Inc.*                                  122,800        17,046,175
                                             Verio, Inc.*                                      215,800         9,724,488
                                             ----------------------------------------------------------------------------
                                                                                                              31,704,163

    MISCELLANEOUS
    COMMERCIAL SVCS.--2.5%
                                             AnswerThink Consulting Group, Inc.*               334,800         8,181,675
                                             Concord EFS, Inc.*                                433,400         9,941,113
                                             FreeMarkets, Inc.*                                 12,600         1,524,600
                                             Plexus Corp.*                                     114,000         7,595,250
                                             ----------------------------------------------------------------------------
                                                                                                              27,242,638

    MISCELLANEOUS CONSUMER
    SERVICES--.1%
                                             GetThere.com, Inc.*                                43,600           670,350
                                             ----------------------------------------------------------------------------
                                                                                                                 670,350

    MISCELLANEOUS--.9%
                                             Metris Companies, Inc.                            255,800         9,944,225
                                             ----------------------------------------------------------------------------
                                                                                                               9,944,225

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                               SHARES         VALUE

    DURABLES--2.1%
    TELECOMMUNICATIONS
        EQUIPMENT
                                             CELERITEK, INC.*                                  152,300    $    7,735,475
                                             COM21, INC.*                                      267,600        12,577,200
                                             SPECTRIAN CORP.*                                  142,800         3,213,000
                                             ----------------------------------------------------------------------------
                                                                                                              23,525,675
----------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--5.0%
    ELECTRICAL PRODUCTS--2.6%
                                             ATMI, Inc.*                                       205,100         9,793,525
                                             Anadigics, Inc.*                                  291,000        19,206,000
                                             ----------------------------------------------------------------------------
                                                                                                              28,999,525

    INDUSTRIAL SPECIALTY--1.6%
                                             E-Tek Dynamics, Inc.*                              77,300        18,184,825
                                             ----------------------------------------------------------------------------
                                                                                                              18,184,825

    MISCELLANEOUS--.8%
                                             Dril-Quip, Inc.*                                  195,600         9,217,650
                                             ----------------------------------------------------------------------------
                                                                                                               9,217,650
----------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--55.9%
    COMPUTER SOFTWARE--32.3%
                                             Allaire Corp.*                                    196,600        14,867,875
                                             Arrowpoint Communications*                         15,100         1,789,350
                                             BEA Systems, Inc.*                                339,200        24,888,800
                                             Business Objects, S.A.*                           315,100        31,352,450
                                             Clarent Corp.*                                     42,400         3,823,950
                                             Comverse Technologies, Inc.*                      127,850        24,163,650
                                             Cybergold, Inc.*                                  441,300         4,743,975
                                             Entrust Technologies, Inc.*                       229,600        19,533,938
                                             FirstWorld Communications, Inc. "B"*              107,900         2,198,463
                                             Globix Corp.*                                     384,100        14,643,813
                                             HNC Software, Inc.*                               111,500         8,034,969
                                             IONA Technologies PLC (ADR)*                      117,800         8,717,200
                                             InterWorld Corp.*                                 122,500         6,921,250
                                             Intertrust Technologies Corp.*                    133,700         5,682,250
                                             Intranet Solutions, Inc.*                         483,700        22,250,200
                                             Keynote Systems, Inc.*                             32,400         3,312,900
                                             Marimba, Inc.*                                    187,100         8,255,788
                                             MatrixOne, Inc.*                                   77,100         3,079,181
                                             Mediaplex, Inc.*                                   60,600         3,151,200
                                             Net Perceptions, Inc.*                            324,300        11,978,831
                                             Netcentives, Inc.*                                 13,200           396,000
                                             Netegrity, Inc.*                                  321,700        22,036,450
                                             Packeteer, Inc.*                                  282,129         9,874,515
                                             Preview Systems, Inc.*                            337,500        15,967,969
                                             Quintus Corp.*                                    211,200         6,270,000
                                             Sanchez Computer Associates, Inc.*                279,400         9,813,925
                                             SilverStream Software, Inc.*                       62,700         4,631,963
                                             Usinternetworking, Inc.*                          406,650        15,757,688
                                             Verity, Inc.*                                     474,000        19,315,500
                                             Watchguard Technologies, Inc.*                    298,900        26,901,000
                                             ----------------------------------------------------------------------------
                                                                                                             354,355,043

    DIVERSE ELECTRONIC
    PRODUCTS--2.3%
                                             Aether Systems, Inc.*                              30,000         5,445,000
                                             Hearme, Inc.*                                     321,500         8,117,875
                                             Natural Microsystems Corp.*                       139,100        11,927,825
                                             ----------------------------------------------------------------------------
                                                                                                              25,490,700

    EDP PERIPHERALS--3.3%
                                             Mercury Interactive Corp.*                        322,900        25,589,825
                                             Symbol Technologies, Inc.*                        122,400        10,075,050
                                             ----------------------------------------------------------------------------
                                                                                                              35,664,875

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                               SHARES         VALUE

    ELECTRONIC COMPONENTS/
    DISTRIBUTORS--5.3%
                                             Applied Micro Circuits Corp.*                     235,900    $   35,399,744
                                             Jabil Circuit*                                    308,200        13,329,650
                                             Photronics, Inc.*                                 118,900         4,198,656
                                             Powerwave Technologies, Inc.*                      43,100         5,387,500
                                             ----------------------------------------------------------------------------
                                                                                                              58,315,550

    ELECTRONIC DATA
    PROCESSING--2.0%
                                             Computer Network Technology Corp.*                473,500         8,286,250
                                             Webtrends Corp.*                                  183,500        13,212,000
                                             ----------------------------------------------------------------------------
                                                                                                              21,498,250

    PRECISION INSTRUMENTS--2.0%
                                             Coherent, Inc.*                                   293,700        15,272,400
                                             Harmonic, Inc.*                                    84,000         6,993,000
                                             ----------------------------------------------------------------------------
                                                                                                              22,265,400

    SEMICONDUCTORS--7.0%
                                             Alpha Industries, Inc.*                           192,950        18,330,250
                                             Cree Research, Inc.*                              120,000        13,545,000
                                             Emcore Corp.*                                      31,000         3,566,938
                                             Fairchild Semiconductor Corp.*                    237,500         8,668,750
                                             Pericom Semiconductor Corp.*                      207,000         7,387,313
                                             Qlogic Corp.*                                     105,700        14,322,350
                                             Transwitch Corp.*                                  81,875         7,870,234
                                             Xicor, Inc.*                                      245,300         3,464,863
                                             ----------------------------------------------------------------------------
                                                                                                              77,155,698

    MISCELLANEOUS--1.7%
                                             Gadzoox Networks, Inc.*                           390,000        18,695,625
                                             Onvia. Com                                          4,900           103,514
                                             ----------------------------------------------------------------------------
                                                                                                              18,799,139
----------------------------------------------------------------------------------------------------------------------------

    ENERGY--4.6%
    OIL & GAS PRODUCTION--1.3%
                                             Devon Energy Corp.*                               106,300         5,162,194
                                             Plains Resources, Inc.*                           345,600         4,320,000
                                             Talisman Energy, Inc.*                            155,400         4,433,720
                                             ----------------------------------------------------------------------------
                                                                                                              13,915,914

    OIL COMPANIES--.7%
                                             Louis Dreyfus Natural Gas*                        225,100         7,653,400
                                             ----------------------------------------------------------------------------
                                                                                                               7,653,400

    OIL/GAS TRANSMISSION--.6%
                                             Western Gas Resources, Inc.*                      385,000         6,111,875
                                             ----------------------------------------------------------------------------
                                                                                                               6,111,875

    OILFIELD SERVICES/
    EQUIPMENT--1.1%
                                             Cal Dive International, Inc.*                     144,100         7,313,075
                                             Newpark Resources, Inc.*                          613,200         4,905,600
                                             ----------------------------------------------------------------------------
                                                                                                              12,218,675

    MISCELLANEOUS--.9%
                                             Dynegy, Inc.*                                     155,400         9,751,350
                                             ----------------------------------------------------------------------------
                                                                                                               9,751,350
                                             ----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS--99.3%
                                             (Cost $759,386,744)                                           1,089,017,595
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $768,046,765)                                          $1,096,660,461
                                             ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 *  Non-income producing securities

(a) The cost for federal income tax purposes was $768,046,765. At March 31, 2000, the net unrealized appreciation for all securities based on tax cost was $328,613,696. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess market value over tax cost of $403,379,841 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $74,766,146.

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS & LIABILITIES
As of March 31, 2000 (UNAUDITED)

ASSETS
Investments in securities, at value, (cost $768,046,765)      $1,096,660,461
----------------------------------------------------------------------------
Cash                                                                 135,300
----------------------------------------------------------------------------
Receivable for investments sold                                   69,274,055
----------------------------------------------------------------------------
Dividends receivable                                                  71,671
----------------------------------------------------------------------------
Receivable for Fund shares sold                                   61,028,093
----------------------------------------------------------------------------
Other assets                                                         156,611
----------------------------------------------------------------------------
TOTAL ASSETS                                                   1,227,326,191
----------------------------------------------------------------------------
 LIABILITIES
Payable for investments purchased                                  3,999,956
----------------------------------------------------------------------------
Notes payable                                                     51,000,000
----------------------------------------------------------------------------
Interest payable                                                      11,305
----------------------------------------------------------------------------
Dividends payable                                                  7,814,639
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     365,638
----------------------------------------------------------------------------
Accrued management fee                                               619,800
----------------------------------------------------------------------------
Other accrued expenses                                             1,781,557
----------------------------------------------------------------------------
Total liabilities                                                 65,592,895
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                          $1,161,733,296
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                    $   (5,529,030)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  securities                                                     328,613,696
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             267,753,631
----------------------------------------------------------------------------
Paid-in capital                                                  570,894,999
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                          $1,161,733,296
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($917,828,554 / 98,285,216 Shares outstanding of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                   $9.34
----------------------------------------------------------------------------
  Maximum offering price per share:
  (100/94.25 of $9.34)                                                 $9.91
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($204,044,327
  / 23,846,196 Shares outstanding of beneficial interest,
  $.01 par value, unlimited number of shares authorized)               $8.56
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,403,224 /
  2,246,083 Shares outstanding of beneficial interest, $.01
  par value, unlimited number of shares authorized)                    $8.64
----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price
  ($20,457,191 / 2,128,558 Shares outstanding of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                          $9.61
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 2000 (UNAUDITED)

INVESTMENT INCOME
Dividends                                                       $    505,785
----------------------------------------------------------------------------
Interest                                                           1,045,850
----------------------------------------------------------------------------
Total Income                                                       1,551,635
----------------------------------------------------------------------------
Expenses:
Management fee                                                     3,345,717
----------------------------------------------------------------------------
Services to shareholders                                           1,610,562
----------------------------------------------------------------------------
Custodian fees                                                        21,012
----------------------------------------------------------------------------
Distribution services fees                                           699,655
----------------------------------------------------------------------------
Administrative service fees                                        1,045,871
----------------------------------------------------------------------------
Auditing                                                              33,067
----------------------------------------------------------------------------
Legal                                                                  4,941
----------------------------------------------------------------------------
Trustees' fees and expenses                                           15,921
----------------------------------------------------------------------------
Reports to shareholders                                              230,998
----------------------------------------------------------------------------
Registration fees                                                     24,177
----------------------------------------------------------------------------
Interest expense                                                      42,445
----------------------------------------------------------------------------
Other                                                                 15,758
----------------------------------------------------------------------------
Total expenses, before expense reductions                          7,090,124
----------------------------------------------------------------------------
Expense reductions                                                    (9,459)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           7,080,665
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (5,529,030)
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
  Investments                                                    279,470,530
----------------------------------------------------------------------------
  Foreign currency related transactions                                 (320)
----------------------------------------------------------------------------
                                                                 279,470,210
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   143,572,223
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       423,042,433
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $417,513,403
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                     ENDED
                                                                   MARCH 31,                 YEAR ENDED
                                                                     2000                   SEPTEMBER 30,
                                                                  (UNAUDITED)                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                    $    (5,529,030)           $    (6,926,237)
----------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                            279,470,210                 30,251,323
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transaction                                                       143,572,223                146,803,473
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                        417,513,403                170,128,559
----------------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
  Class A                                                           (31,467,541)               (41,243,057)
----------------------------------------------------------------------------------------------------------
  Class B                                                            (8,027,760)               (14,397,816)
----------------------------------------------------------------------------------------------------------
  Class C                                                              (663,405)                (1,081,302)
----------------------------------------------------------------------------------------------------------
  Class I                                                              (612,508)                  (916,990)
----------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         1,347,545,341              1,889,386,324
----------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                        38,360,514                 53,893,196
----------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (1,322,840,446)            (2,052,192,470)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                       63,065,409               (108,912,950)
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                   439,807,598                  3,576,434
----------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                   721,925,698                718,349,264
----------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income (loss) of ($5,929,030) and $0,
respectively)                                                   $ 1,161,733,296            $   721,925,698
----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                                   CLASS A
                                                     SIX MONTHS
                                                       ENDED
                                                     MARCH 31,                      YEAR ENDED SEPTEMBER 30,
                                                        2000           --------------------------------------------------
                                                    (UNAUDITED)        1999        1998       1997       1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $6.12             5.30        7.98       7.01       7.14       5.81
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           (.04)(a)         (.04)(a)    (.03)      (.01)      (.02)(a)   (.01)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                3.62             1.27       (1.84)      1.55        .94       1.68
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       3.58             1.23       (1.87)      1.54        .92       1.67
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions          (.36)            (.41)       (.81)      (.57)     (1.05)      (.34)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (.36)            (.41)       (.81)      (.57)     (1.05)      (.34)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $9.34             6.12        5.30       7.98       7.01       7.14
---------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                    60.05**(C)       23.91      (25.13)     24.29      16.33      30.88
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)               918              565         512        760        680        589
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        1.30*            1.01         .90        .90       1.08       1.14
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         1.29*            1.01         .90        .90       1.08       1.14
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.96)*           (.64)       (.38)      (.20)      (.26)      (.18)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             184*             133          86        102         85        102
-------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS B
                                                    SIX MONTHS
                                                       ENDED
                                                     MARCH 31,                      YEAR ENDED SEPTEMBER 30,
                                                       2000            --------------------------------------------------
                                                    (UNAUDITED)        1999        1998       1997       1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $5.67             4.98        7.64       6.81       7.03       5.78
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                          (0.08)(a)         (.10)(a)    (.11)      (.10)      (.09)(a)   (.07)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                3.33             1.20       (1.74)      1.50        .92       1.66
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       3.25             1.10       (1.85)      1.40        .83       1.59
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions          (.36)            (.41)       (.81)      (.57)     (1.05)      (.34)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (.36)            (.41)       (.81)      (.57)     (1.05)      (.34)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.56             5.67        4.98       7.64       6.81       7.03
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                    58.97**(C)       22.78      (26.06)     22.83      15.13      29.59
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)               204              136         186        302        258        227
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        2.44*            2.28        2.14       2.14       2.15       2.17
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.44*            2.28        2.14       2.14       2.15       2.17
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (2.11)*          (1.91)      (1.62)     (1.44)     (1.33)     (1.21)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             184*             133          86        102         85        102
-------------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

FINANCIAL HIGHLIGHTS

                                                                                   CLASS C
                                                    SIX MONTHS
                                                       ENDED
                                                     MARCH 31,                      YEAR ENDED SEPTEMBER 30,
                                                       2000            --------------------------------------------------
                                                    (UNAUDITED)        1999        1998       1997       1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $5.71             5.00        7.63       6.80       7.02       5.77
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           (.06)(a)         (.08)(a)    (.14)      (.09)      (.09)(a)   (.07)
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                3.35             1.20       (1.68)      1.49        .92       1.66
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       3.29             1.12       (1.82)      1.40        .83       1.59
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions          (.36)            (.41)       (.81)      (.57)     (1.05)      (.34)
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (.36)            (.41)       (.81)      (.57)     (1.05)      (.34)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $8.64             5.71        5.00       7.63       6.80       7.02
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                    59.26**(C)       23.10      (25.65)     22.87      15.16      29.65
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                19               10           8         11          6          3
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)        2.02*            1.93        2.06       1.95       2.15       2.10
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)         2.02*            1.93        2.06       1.95       2.15       2.10
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)             (1.69)*          (1.56)      (1.54)     (1.25)     (1.33)     (1.14)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             184*             133          86        102         85        102
-------------------------------------------------------------------------------------------------------------------------

                                                                                   CLASS I
                                                    SIX MONTHS
                                                       ENDED
                                                     MARCH 31,                      YEAR ENDED SEPTEMBER 30,
                                                       2000            --------------------------------------------------
                                                    (UNAUDITED)        1999        1998       1997       1996       1995
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $6.27             5.39        8.07       7.05       7.15       6.27
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                           (.02)(a)         (.01)(a)      --        .01        .01(a)      --
-------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                3.72             1.30       (1.87)      1.58        .94        .88
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                       3.70             1.29       (1.87)      1.59        .95        .88
-------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions          (.36)            (.41)       (.81)      (.57)     (1.05)        --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (.36)            (.41)       (.81)      (.57)     (1.05)        --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $9.61             6.27        5.39       8.07       7.05       7.15
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                                    60.55**(C)       24.66      (24.82)     24.89      16.76      14.04
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)                20               12          12         21         20         21
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         .88*             .58         .48        .53        .66        .79
-------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          .88*             .58         .48        .53        .66        .79
-------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              (.55)*           (.21)        .04        .17        .16       (.14)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                             184*             133          86        102         85        102
-------------------------------------------------------------------------------------------------------------------------

 * Annualized

** Not annualized

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charges.

(c) Total return would have been lower had certain expenses not been reduced.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Small Capitalization Equity Fund (the
                             "Fund") is registered under the Investment Company
                             Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are amortized for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           For the six months ended March 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases             $816,373,790

                             Proceeds from sales    811,735,361

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper). The Fund pays a monthly investment management fee of 1/12 of the annual rate of .65% of average daily net assets which is then adjusted upward or downward by a maximum of .30% based upon the Fund's performance as compared to the performance of the Standard & Poor's 500
                             Stock Index (thus the fee on an annual basis can range from .35% to .95% of average daily net assets).

                             During the six months ended March 31, 2000, the Fund incurred management fees as follows:

                             Base Fee                                 $2,811,285

                             Performance adjustment                      534,432

                                                                      ----------
                             Total fees                               $3,345,717

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 2000 are $54,687.

NOTES TO FINANCIAL STATEMENTS

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended March 31, 2000 are $976,480, of which $276,625 is unpaid as of March 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with Kemper Distributors, Inc. (KDI). For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended March 31, 2000 are $1,045,871, of which $106,564 is unpaid.
                             Additionally, $895 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $983,500, of which $163,917 is unpaid as of March 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended March 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $15,921 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                SIX MONTHS ENDED MARCH 31,            YEAR ENDED SEPTEMBER 30,
                                                                           2000                                 1999
                                                              -------------------------------      -------------------------------
                                                                 SHARES           AMOUNT              SHARES           AMOUNT
                                       SHARES SOLD
                                        Class A                144,277,168    $ 1,200,351,493       277,575,668    $ 1,639,199,124
                                       -------------------------------------------------------------------------------------------
                                        Class B                 11,802,617         92,303,823        16,918,037         89,082,010
                                       -------------------------------------------------------------------------------------------
                                        Class C                  3,934,056         28,281,427        29,841,652        158,279,084
                                       -------------------------------------------------------------------------------------------
                                        Class I                    871,385          8,477,927           479,380          2,826,106
                                       -------------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                  4,066,486         29,359,961         6,780,470         38,038,448
                                       -------------------------------------------------------------------------------------------
                                        Class B                  1,168,474          7,758,884         2,662,259         13,924,092
                                       -------------------------------------------------------------------------------------------
                                        Class C                     93,905            629,163           193,290          1,016,706
                                       -------------------------------------------------------------------------------------------
                                        Class I                     82,659            612,506           159,781            913,950
                                       -------------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (144,415,602)    (1,193,837,448)     (297,259,222)    (1,711,845,183)
                                       -------------------------------------------------------------------------------------------
                                        Class B                (10,734,710)       (79,577,480)      (23,821,773)      (173,960,754)
                                       -------------------------------------------------------------------------------------------
                                        Class C                 (3,539,858)       (25,125,573)      (29,904,772)      (159,942,510)
                                       -------------------------------------------------------------------------------------------
                                        Class I                   (664,398)        (6,169,274)       (1,089,997)        (6,444,023)
                                       -------------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                  2,150,623         18,130,671         8,560,944         48,577,418
                                       -------------------------------------------------------------------------------------------
                                        Class B                 (2,338,989)       (18,130,671)       (9,160,719)       (48,577,418)
                                       -------------------------------------------------------------------------------------------
                                        NET INCREASE FROM CAPITAL SHARE
                                        TRANSACTIONS                          $    63,065,409                      $  (108,912,950)
                                       -------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata amount each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

6    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian fees and transfer agent fees were reduced by $2,105 and $7,354, respectively, under these arrangements.

--------------------------------------------------------------------------------

7    BORROWINGS              The weighted average outstanding daily balance of
                             all loans (based on the number of days the loans were outstanding) was approximately $47,238,359, with an average interest rate of 6.40%. Interest for the six months ended March 31, 2000 is $42,445.
                             The maximum borrowings outstanding during the six months ended March 31, 2000 is $57,000,000.

                                                                           NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

JOHN W. BALLANTINE                MARK S. CASADY                    CAROLINE PEARSON
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 BRENDA LYONS
Trustee                           Vice President and Secretary      Assistant Treasurer

LINDA C. COUGHLIN                 JOHN R. HEBBLE
Trustee                           Treasurer

DONALD L. DUNAWAY                 ANN M. MCCREARY
Trustee                           Vice President

ROBERT B. HOFFMAN                 KATHRYN L. QUIRK
Trustee                           Vice President

DONALD R. JONES                   LINDA J. WONDRACK
Trustee                           Vice President

THOMAS W. LITTAUER                MAUREEN E. KANE
Trustee and Vice President        Assistant Secretary

SHIRLEY D. PETERSON
Trustee

WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Fund/Growth Style prospectus.
KSCF - 3 (5/25/00) 1111780
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)